Exhibit 10.1

EXECUTION VERSION

LIMITED AND SPECIFIC WAIVER

This LIMITED AND SPECIFIC WAIVER, dated as of December 7, 2020 (this “Waiver”), to SUPERPRIORITY SENIOR SECURED DEBTOR-IN-POSSESSION CREDIT AND GUARANTY AGREEMENT, dated as of June 8, 2020 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time prior to the effectiveness of this Waiver, the “Credit Agreement”), is entered into by and among J. C. PENNEY CORPORATION, INC., a Delaware corporation, as debtor and debtor-in-possession (“Borrower”), J. C. PENNEY COMPANY, INC., a Delaware corporation, as debtor and debtor-in-possession (“Holdings”), certain SUBSIDIARIES OF HOLDINGS, each as debtors and debtors-in-possession, as Guarantors, the Lenders party hereto constituting all of the Lenders other than Non-Voting Roll-Up Lenders solely with respect to Non-Voting Roll-Up Loans, the other Credit Parties, and GLAS USA LLC, a limited liability company organized and existing under the laws of the State of New Jersey, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”).

RECITALS

WHEREAS, on the terms and subject to the conditions set forth in this Waiver and pursuant to and in accordance with the terms and conditions set forth in Section 10.5 of the Credit Agreement, (a) Borrower has requested that the Lenders party hereto constituting all of the Lenders other than Non-Voting Roll-Up Lenders solely with respect to Non-Voting Roll-Up Loans hereby agree to the Limited and Specific Waivers (as defined below), (b) the Lenders party hereto constituting all of the Lenders other than Non-Voting Roll-Up Lenders solely with respect to Non-Voting Roll-Up Loans are willing to agree to the Limited and Specific Waivers and (c) the Lenders party hereto constituting all of the Lenders other than Non-Voting Roll-Up Lenders solely with respect to Non-Voting Roll-Up Loans have authorized, directed and instructed Administrative Agent to execute and deliver this Waiver.

NOW, THEREFORE, in consideration of the Limited and Specific Waivers contained in this Waiver and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined in this Waiver shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Limited and Specific Waivers. On the Effective Date (as defined below), on the terms and subject to the conditions set forth in this Waiver and pursuant to and in accordance with the terms and conditions set forth in Section 10.5 of the Credit Agreement, the parties hereto hereby:

(a) waive and extend the date in clause (a) of the definition of “Maturity Date” in the Credit Agreement from December 7, 2020 to April 1, 2021;

(b) waive the application of clause (d) of the definition of “Maturity Date” in the Credit Agreement to the consummation of the OpCo Sale (as defined in the APA (as defined below));

(c) waive clause (i) of the definition of “Maturity Date”;

(d) (x) waive and extend the date in clause (l) of Section 5.13 of the Credit Agreement from December 7, 2020 to April 1, 2021 and (y) waive all other Milestones set forth in Section 5.13 of the Credit Agreement;

(e) waive any accrual of any interest on the Loans under the Credit Agreement from and after the Effective Date;

(f) waive and replace the requirement to provide and comply with the then-current Approved Budget with a requirement to provide and comply with the Interim Budget (as defined in the APA) (which Interim Budget shall be deemed to be the Approved Budget from and after the Effective Date and subject to the same terms regarding reporting and updates, subject to the Limited and Specific Waivers set forth in this Waiver); provided that (i) no reporting shall be required under Section 6.5(a) of the Credit Agreement (including, for the avoidance of doubt, the reporting required pursuant to Section 5.1(i)(y) of the Credit Agreement), (ii) commencing with the calendar month of December 2020, (x) each Professional Person (as defined in the DIP Order) shall provide an estimate of its Allowed Professional Fees (as defined in the DIP Order) projected to accrue for the following two-week or three-week period, as applicable, to be covered by the next Bi-Weekly Funded Reserve Amount (as defined in the DIP Order) (the “Projection Period”) at least five (5) Business Days before the 15th and last day of each calendar month and (y) each Professional Person whose projected fees and expenses for such Projection Period exceed an average of $100,000 per calendar week for such Projection Period shall also provide to Administrative Agent a detailed schedule of the work such Professional Person expects to perform during such Projection Period at least five (5) Business Days before the 15th and last day of each calendar month (it being understood and agreed that nothing herein impairs, modifies, or affects the rights of the Administrative Agent or any Lender under the Order (I) Establishing Procedures for Interim Compensation and Reimbursement of Expenses for Professionals, and (II) Granting Related Relief (D.I. 995) and (iii) in the event that any OpCo Cure Costs (as defined in the APA) identified on Schedule 1.7(a)(i) to the APA as “NFR Excluded” or “NFR OpCo” Contract(s) (as defined in the APA) (collectively, “Non-Rent Cure Costs”) proposed to be paid by Borrower on account of any Contract(s) set forth on Schedule 1.7(a)(i) to the APA exceed the Non-Rent Cure Costs specified for such Contract(s) on Schedule 1.7(a)(i) to the APA by the greater of (x) 20% of the Non-Rent Cure Costs specified for such Contract(s) on Schedule 1.7(a)(i) to the APA and (y) $50,000, Borrower shall provide to Administrative Agent a detailed breakdown of such Non-Rent Cure Costs proposed to be paid, including original estimated Non-Rent Cure Costs, the Non-Rent Cure Costs proposed by the applicable vendor(s) or other person(s), the negotiated amount of such Non-Rent Cure Costs and detail on any such discrepancy, at least five (5) Business Days before such Non-Rent Cure Costs are proposed to be paid;

(g) waive the performance by the Credit Parties and their Subsidiaries with Sections 5.1(a), (b), (c), (d), (m), (n) and (o) and 6.5(a) of the Credit Agreement for so long as the Credit Parties and their Subsidiaries are in compliance with their delivery and reporting obligations under the APA and this Waiver; and

(h) waive each Default and Event of Default that may have arisen on or prior to the Effective Date;

provided that the foregoing waivers and other actions (collectively, the “Limited and Specific Waivers”) shall cease to be in effect, and the Maturity Date will be deemed to have occurred on December 1, 2020, immediately upon the occurrence of any of the following: (1) the Bankruptcy Court shall not have entered the Confirmation Order (as defined in the APA) on or prior to December 15, 2020 or (2) Administrative Agent or the Requisite Lenders shall have notified Borrower in writing that the confirmation of an Acceptable Plan is impracticable and have instructed Borrower to consummate the PropCo Sale (as defined in the APA) pursuant to section 363 of the Bankruptcy Code and the Sale Order as contemplated by the RSA.

“APA” means that certain Asset Purchase Agreement, dated as of October 28, 2020, by and among Copper Retail JV LLC, a Delaware limited liability company, Copper BidCo LLC, a Delaware limited liability company, J. C. Penney Company, Inc., a Delaware corporation, and the other parties that are indicated on the signature pages attached thereto, as it may be amended, restated, supplemented or otherwise modified from time to time.

SECTION 3. Conditions Precedent to Effectiveness. This Waiver shall become effective solely upon the satisfaction (or waiver in accordance with the terms and conditions of Section 10.5 of the Credit Agreement) of the following conditions precedent (upon satisfaction of such conditions, such date being referred to in this Waiver as the “Effective Date”):

(a) Administrative Agent shall have received a counterpart signature page of this Waiver duly executed by each of the Credit Parties and the Lenders party hereto constituting all of the Lenders other than Non-Voting Roll-Up Lenders solely with respect to Non-Voting Roll-Up Loans;

(b) as of the Effective Date and after giving effect to the Limited and Specific Waivers, the representations and warranties contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

(c) as of the Effective Date and after giving effect to the Limited and Specific Waivers, no Default or Event of Default shall have occurred and be continuing or would immediately result from the Limited and Specific Waivers;

(d) the consummation of the OpCo Sale; and

(e) the payment by Borrower of all unpaid interest, expenses, fees, premiums (including the Repayment Premium, whether or not then due and payable) under the Credit Agreement.

SECTION 4. Reaffirmation of Guarantees and Security Interests. Each Credit Party hereby acknowledges its receipt of a copy of this Waiver and its review of the terms and conditions of this Waiver and consents to the terms and conditions of this Waiver, including the Limited and Specific Waivers. Each Credit Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Credit Documents to which it is a party and (b) agrees that (i) each Credit Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.

SECTION 5. Expenses; Indemnity. Each of Sections 10.2 and 10.3 of the Credit Agreement is hereby incorporated, mutatis mutandis, by reference as if such Sections were set forth in full in this Waiver.

SECTION 6. Effect on the Credit Agreement.

(a) Except as specifically waived by this Waiver, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) Except as specifically waived by this Waiver, the execution, delivery and performance of this Waiver shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under any Credit Document.

(c) The parties hereto expressly acknowledge that it is not their intention that this Waiver or any of the other Credit Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, but a limited and specific waiver thereof pursuant to the terms and conditions contained herein.

(d) From and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as specifically waived by this Waiver.

(e) This Waiver is, and shall be deemed to be, a Credit Document.

SECTION 7. Miscellaneous.

(a) Amendment, Modification and Waiver. This Waiver may not be amended or modified, nor may any provision of this Waiver be waived, except pursuant to the terms and conditions of Section 10.5 of the Credit Agreement.

(b) Entire Agreement. This Waiver, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter of this Waiver and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter of this Waiver.

(c) Applicable Law. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK AND EXCEPT TO THE EXTENT GOVERNED OR SUPERSEDED BY THE BANKRUPTCY CODE.

(d) Consent to Jurisdiction. SUBJECT TO CLAUSE (E) OF THE FOLLOWING SENTENCE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER CREDIT DOCUMENTS, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT IN THE BANKRUPTCY COURT, OR IF THE BANKRUPTCY COURT DOES NOT HAVE (OR ABSTAINS FROM) JURISDICTION, ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS WAIVER, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE

OF SUCH COURTS (OTHER THAN WITH RESPECT TO ACTIONS BY ANY AGENT IN RESPECT OF RIGHTS UNDER ANY COLLATERAL DOCUMENTS GOVERNED BY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO); (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

(e) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS WAIVER, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS WAIVER, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS CLAUSE (E) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT WAIVERS, AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LIMITED AND SPECIFIC WAIVERS HEREUNDER. IN THE EVENT OF LITIGATION, THIS WAIVER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(f) Severability. In case any provision in or obligation hereunder or under any other Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(g) Counterparts. This Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Waiver by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Waiver.

(h) Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

(i) Administrative Agent. By its execution and delivery of this Waiver, the Lenders party hereto constituting all of the Lenders other than Non-Voting Roll-Up Lenders solely with respect to Non-Voting Roll-Up Loans hereby authorize, direct and instruct Administrative Agent to execute and deliver this Waiver, and it is understood that Administrative Agent shall conclusively rely on such authorization, direction and instruction in connection with its execution and delivery of this Waiver pursuant to Section 10.5 of the Credit Agreement.

(j) Binding Waiver. Pursuant to clauses (a) and (e) of Section 10.5 of the Credit Agreement and paragraph 115 of the DIP Order, this Waiver is binding upon each Lender, including each Non-Voting Roll-Up Lender.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

J. C. PENNEY CORPORATION, INC., a Delaware corporation

By:	/s/ Bill Wafford
Name: Bill Wafford
Title: Chief Financial Officer

[Signature Page to Limited and Specific Waiver]

HOLDINGS:

J. C. PENNEY COMPANY, INC., a Delaware corporation

By:	/s/ Bill Wafford
Name: Bill Wafford
Title: Chief Financial Officer

[Signature Page to Limited and Specific Waiver]

GUARANTORS:

J. C. PENNEY PROPERTIES, LLC,
a Delaware limited liability company

By:	/s/ Dawn Wolverton
Name:	Dawn Wolverton
Title:	Assistant Secretary

J. C. PENNEY PURCHASING CORPORATION,
a New York corporation

By:	/s/ Dawn Wolverton
Name:	Dawn Wolverton
Title:	Assistant Secretary

JCP REAL ESTATE HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Dawn Wolverton
Name:	Dawn Wolverton
Title:	Assistant Secretary

[Signature Page to Limited and Specific Waiver]

GUARANTORS: (cont...)

FUTURE SOURCE LLC,
a New York limited liability company
J. C. PENNEY DIRECT MARKETING SERVICES LLC,
a Delaware limited liability company
J. C. PENNEY EXPORT MERCHANDISING CORPORATION,
a Delaware corporation
J. C. PENNEY INTERNATIONAL, INC.,
a Delaware corporation
JCP CONSTRUCTION SERVICES, INC.,
a Delaware corporation
JCP MEDIA, INC.,
a Delaware corporation
JCP NEW JERSEY, LLC,
a Delaware limited liability company
JCP PROCUREMENT, INC.,
a Delaware corporation
JCP REALTY, LLC,
a Delaware limited liability company
JCP TELECOM SYSTEMS, INC.,
a Delaware corporation
JCPENNEY PUERTO RICO, INC.,
a Puerto Rico corporation
JCPENNEY SERVICES, LLC,
a Delaware limited liability company
JCPSSC, INC.,
a Delaware corporation

By:	/s/ Bill Wafford
Name:	Bill Wafford
Title:	Chief Financial Officer

[Signature Page to Limited and Specific Waiver]

GLAS USA LLC, as Administrative Agent

By:	/s/ Yana Kislenko
Name: Yana Kislenko
Title: Vice President

[Signature Page to Limited and Specific Waiver]

LENDER:

By Brigade Capital Management, LP as Investment Manager, on Behalf of its Various Funds and Accounts

By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: Chief Financial Officer

[Signature Page to Limited and Specific Waiver]

H/2 CAPITAL PARTNERS LLC, acting on behalf of its affiliates and its and their respective accounts and funds managed by any of them, as a Lender

By:	/s/ Ashvin Rao
Name: Ashvin Rao
Title: Authorized Signatory

[Signature Page to Limited and Specific Waiver]

SCULPTOR GC OPPORTUNITIES MASTER FUND, LTD., as a Lender By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

SCULPTOR SC II, LP, as a Lender

By:    Sculptor Capital II LP, its investment manager

By:    Sculptor Capital Holding II LLC, its General Partner

By:    Sculptor Capital LP, its Member

By:    Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

SCULPTOR CREDIT OPPORTUNITIES MASTER FUND, LTD., as a Lender By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

SCULPTOR ENHANCED MASTER FUND, LTD., as a Lender By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

SCULPTOR SPECIAL MASTER FUND, LTD., as a Lender By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

SCULPTOR MASTER FUND, LTD., as a Lender By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

GUARDIA 1, LTD., as a Lender

By:	Sculptor Loan Management LP, its collateral manager

By:	Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM FUNDING, LTD., as a Lender

By:	Sculptor CLO Management LLC, its collateral manager

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM FUNDING II, LTD., as a Lender

By:	Sculptor Loan Management LP, its collateral manager

By:	Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM FUNDING III, LTD., as a Lender

By:	Sculptor Loan Management LP, its collateral manager

By:	Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM FUNDING IV, LTD., as a Lender

By:	Sculptor CLO Management LLC, its collateral manager

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM VI, LTD., as a Lender

By:	Sculptor Loan Management LP, its collateral manager

By:	Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM VII, LTD., as a Lender

By:	Sculptor Loan Management LP, its collateral manager

By:	Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM VIII, LTD., as a Lender

By:	Sculptor Loan Management LP, its collateral manager

By:	Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM IX, LTD., as a Lender

By:	Sculptor Loan Management LP, its collateral manager

By:	Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM XI, LTD., as a Lender

By:	Sculptor Loan Management LP, its collateral manager

By:	Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM XII, LTD., as a Lender

By:	Sculptor Loan Management LP, its collateral manager

By:	Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM XIII, LTD., as a Lender

By:	Sculptor Loan Management LP, its collateral manager

By:	Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM XVI, LTD., as a Lender

By:	Sculptor CLO Management LLC, its collateral manager

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM XIV, LTD., as a Lender

By:	Sculptor Loan Management LP, its collateral manager

By:	Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM XV, LTD., as a Lender By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM XVIII, LTD., as a Lender By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM XVII, LTD., as a Lender By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM XIX, LTD., as a Lender By: Sculptor CLO Management LLC, its collateral manager

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM XX, LTD., as a Lender By: Sculptor Loan Management LP, its collateral manager By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM XXI, LTD., as a Lender By: Sculptor CLO Management LLC, its collateral manager

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

OZLM XXII, LTD., as a Lender By: Sculptor CLO Management LLC, its collateral manager

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

LENDER:

SPCP Access Holdings, LLC

By:	/s/ Stacey Hatch
Name: Stacey Hatch
Title: Authorized Signatory

[Signature Page to Limited and Specific Waiver]

LENDER:

SPCP Institutional Group, LLC

By:	/s/ Stacey Hatch
Name: Stacey Hatch
Title: Authorized Signatory

[Signature Page to Limited and Specific Waiver]

LENDER:

SPCP Group, LLC

By:	/s/ Stacey Hatch
Name: Stacey Hatch
Title: Authorized Signatory

[Signature Page to Limited and Specific Waiver]

TAO FINANCE 3-A, LLC, as a Lender

By:	/s/ Joshua Peck
Name: Joshua Peck
Title: Vice President

[Signature Page to Limited and Specific Waiver]

REDWOOD IV FINANCE 3, LLC, as a Lender

By:	/s/ Joshua Peck
Name: Joshua Peck
Title: Vice President

[Signature Page to Limited and Specific Waiver]

SIXTH STREET SPECIALTY LENDING, INC., as a Lender

By:	/s/ Joshua Easterly
Name: Joshua Easterly
Title: Chief Executive Officer

[Signature Page to Limited and Specific Waiver]

KKR Credit Advisors (US) LLC, as investment advisor on behalf of the funds and accounts listed below, as a Lender
KKR CLO 10 Ltd.
KKR CLO 11 Ltd.
KKR CLO 12 Ltd.
KKR CLO 14 Ltd.
KKR CLO 15 Ltd.
KKR CLO 16 Ltd.
KKR CLO 17 Ltd.
KKR CLO 18 Ltd.
KKR CLO 19 Ltd.
KKR CLO 20 Ltd.
KKR CLO 21 Ltd.
KKR CLO 22 Ltd.
KKR CLO 24 Ltd.
KKR CLO 25 Ltd.
KKR CLO 27 Ltd.
KKR CLO 28 Ltd.
KKR CLO 9 LTD.
KKR DAF Syndicated Loan and High Yield Fund DAC
KKR Financial CLO 2013-1, Ltd.
KKR Senior Floating Rate Income Fund
Oregon Public Employees Retirement Fund

By:	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

[Signature Page to Limited and Specific Waiver]

WHITEBOX RELATIVE VALUE PARTNERS, L.P., as a Lender

By:	Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name: Luke Harris
Title: General Counsel – Corporate, Transactions & Litigation

WHITEBOX GT FUND, LP, as a Lender

By:	Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name: Luke Harris
Title: General Counsel – Corporate, Transactions & Litigation

WHITEBOX MULTI-STRATEGY PARTNERS, L.P., as a Lender

By:	Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name: Luke Harris
Title: General Counsel – Corporate, Transactions & Litigation

PANDORA SELECT PARTNERS, L.P., as a Lender

By:	Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name: Luke Harris
Title: General Counsel – Corporate, Transactions & Litigation

[Signature Page to Limited and Specific Waiver]

OWL CREEK INVESTMENTS I, LLC, as a Lender

By Owl Creek Asset Management, L.P., its manager

By:	/s/ Reuben Kopel
Name: Reuben Kopel
Title: General Counsel

[Signature Page to Limited and Specific Waiver]

ALM 2020 LTD., as a Lender

By: Apollo Credit Management (CLO), LLC, its collateral manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Limited and Specific Waiver]